UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2019, Arcturus Therapeutics, Inc. (the “Borrower”), a wholly-owned subsidiary of Arcturus Therapeutics Holdings Inc. (the “Company”), and Western Alliance Bank (the “Bank”) entered into a Third Amendment (the “Third Amendment”) to the Loan and Security Agreement dated as of October 12, 2018 (the “Loan Agreement”) by and between the Bank and the Borrower.

Pursuant to the Third Amendment, the Bank agreed to make a term loan to the Borrower on October 30, 2019, in the amount of $15 million (the “Term Loan”), with $10 million of such Term Loan used to repay existing debt of the Borrower owed to the Bank, resulting in a $5 million net increase in the indebtedness of the Borrower. The Term Loan bears interest at a floating rate ranging from 1.25% to 2.75% above the prime rate published by the Western Edition of the Wall Street Journal, based upon the Borrower’s level of qualifying unrestricted cash held in demand deposit accounts and money market accounts at the Bank. The Third Amendment further provides that the Term Loan has a maturity date of October 30, 2023. The Borrower shall make monthly payments of interest only until the interest-only end date of April 1, 2021, which is subject to extension to October 1, 2021 upon the occurrence of an Equity/Expansion Event (as defined in the Third Amendment) and the absence of an Event of Default (as defined in the Loan Agreement), and thereafter shall make monthly payments of principal and interest during a 30 month amortization period.

The Term Loan may be prepaid in full at any time in full, provided that a prepayment fee is required to be paid by the Borrower upon prepayment. The Prepayment Fee (as defined in the Third Amendment) ranges from 0.50% to 2.00% of the prepaid principal amount depending upon the date on which the prepayment is made.

In connection with the Third Amendment, the Company guaranteed the Borrower’s obligations under the Loan Agreement and pledged selected assets as security under the Loan Agreement. The Third Amendment modified the Borrower’s covenants to extend the dates by which a selected investigational new drug application (“IND”) must be submitted and by which the U.S. Food and Drug Administration or equivalent authority must accept the IND, and also required the Borrower to maintain the lesser of (i) all of its total consolidated and unrestricted cash in total deposits with the Bank or (ii) $15 million in total deposits with the Bank. The Borrower further agreed to endeavor to utilize the Bank for selected international banking services and maintain control agreements in favor of the Bank for any accounts outside of the Bank, subject to exceptions for specified accounts.

The foregoing description of the Third Amendment is not a complete description of all terms and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 25, 2019, the Company held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 14,275,293 and there were present at the Meeting, in person or by proxy, 10,825,164 shares, which constituted a quorum for the Meeting.

At the Meeting, the stockholders voted:

(1) for the election of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Company’s Board of Directors;

(2) for the approval of the Company’s 2019 Omnibus Equity Incentive Plan and ratification of grants made thereunder;

(3) for, by non-binding advisory vote, the resolution approving the Company’s named executive officer compensation;

(4) for, by non-binding advisory vote, three years as the preferred frequency of future nonbinding advisory votes on the Company’s named executive officer compensation; and

(5) for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

The final results of the stockholder votes at the Meeting are set forth below:

Proposal No. 1

	For	Withhold	Broker Non-Votes
Approval of the election of the following individuals as directors of the Company, as provided in Proposal Number 1 of the Proxy Statement:
(1) Dr. Peter Farrell	8,381,523	47,401	2,396,240
(2) Joseph E. Payne	8,388,794	40,130	2,396,240
(3) Andy Sassine	7,983,789	445,135	2,396,240
(4) James Barlow	8,381,625	47,299	2,396,240
(5) Dr. Edward W. Holmes	8,388,808	40,116	2,396,240
(6) Dr. Magda Marquet	8,381,602	47,322	2,396,240
(7) Karah Parschauer	8,388,908	40,016	2,396,240

Proposal No. 2

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s 2019 Omnibus Equity Incentive Plan and ratification of grants thereunder, as provided in Proposal Number 2 of the Proxy Statement.	7,978,427	81,615	368,882	2,396,240

Proposal No. 3

	For	Against	Abstain	Broker Non-Votes
Approval, by non-binding advisory vote, of the resolution approving the Company’s Named Executive Officer compensation, as provided in Proposal Number 3 of the Proxy Statement.	7,884,532	87,186	457,206	2,396,240

Proposal No. 4

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Approval, by non-binding advisory vote, of the frequency of future nonbinding advisory votes on named executive officer compensation, as provided in Proposal Number 4 of the Proxy Statement.	1,274,803	790,479	6,248,936	114,706	2,396,240

Proposal No. 5

	For	Against	Abstain	Broker Non-Votes
Approval of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, as provided in Proposal Number 5 of the Proxy Statement.	10,811,240	1,355	12,569	0

Based on the advisory vote of the Company’s stockholders at the Meeting in favor of three years as the frequency of future nonbinding advisory votes on named executive officer compensation, the Board of Directors of the Company adopted a resolution on October 25, 2019 to include a stockholder vote on the compensation of named executive officers in the Company’s proxy materials every three years until the next required vote on the frequency of stockholder votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: October 31, 2019

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer